Exhibit 10(d)

         CENTEL DIRECTORS DEFERRED COMPENSATION PLAN

                    Amended and Restated

                    as of August 12, 1999



     SECTION 1.  Plan. Centel Corporation, a Kansas corpora-

tion, hereby establishes this "Centel Directors Deferred

Compensation Plan".

     SECTION 2.  Definitions.  The following words have the

respective meanings stated below unless a different meaning

is plainly required by the context:

          (a)  "Beneficiary" means any person other than a

     Director who is entitled to receive distributions under

     this Plan pursuant to Section 5.

          (b)  "Board" means the Board of Directors of the

     Company.

          (c)  "Committee" means the committee which

     administers this Plan as provided in Section 8.

          (d)  "Common Stock account" means the account that

     was credited with Units prior to the reclassification

     of  Sprint Common Stock into FON Common Stock and PCS

     Common Stock on November 23, 1998.

          (e)  "Company" means Centel Corporation, a Kansas

     corporation, and its successors.

          (f)  Prior to March 9, 1993, "Director" means an

     individual who is (1) serving as a member of a Board or

     who has been nominated to serve as a member of a Board

     and (2) receives compensation for such service other

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     than as employee of the Company or a Subsidiary.

     Beginning March 9, 1993, "Director" means an individual

     serving as a member of the Board of Directors of Sprint

     who was a Director of the Company on March 8, 1993.

          (g)  "FON Common Stock" means shares of FON Common

     Stock, Series 1, of Sprint, par value $2.00 per share.

          (h)  "FON Unit" means the equivalent under this

     Plan of one share of FON Common Stock.

          (i)  "Market Value" of FON Common Stock or PCS

     Common Stock on any date means the closing price of the

     FON Common Stock or PCS Common Stock, as the case may

     be, on that day on the Composite Transactions Tape, as

     subsequently reported in The Wall Street Journal, or,

     if no sale of such stock shall have been made on that

     date, such closing price on the next preceding date on

     which there was a sale.

          (j)  "PCS Common Stock" means shares of PCS Common

     Stock, Series 1, of Sprint, par value $1.00 per share.

          (k)  "PCS Unit" means the equivalent under this

     Plan of one share of PCS Common Stock.

          (l)  "Plan" means the plan set forth in this

     instrument, and known as the "Centel Directors Deferred

     Compensation Plan".

          (m)  "Sprint" means Sprint Corporation, a Kansas

     corporation, and its successors.

          (n)  "Sprint Common Stock" means the common stock

     of Sprint, par value $2.50 per share, prior to its


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     recapitalization into FON Common Stock and PCS Common

     Stock on November 23, 1998.  Each share of Sprint

     Common Stock was reclassified into one share of FON

     Common Stock and one-half of a share of PCS Common

     Stock.

          (o)  "Subsidiary" means any corporation fifty

     percent or more of the voting stock of which is owned,

     directly or indirectly, by the Company.

          (p)  "Unit" means the equivalent under this Plan

     of one share of Sprint Common Stock, prior to the

     reclassification of such common stock into FON Common

     Stock and PCS Common Stock on November 23, 1998.

          (q)  "Value" of a FON Unit on any date means the

     Market Value on such date of one share of FON Common

     Stock.  "Value" of a PCS Unit on any date means the

     Market Value on such date of one share of PCS Common

     Stock.

          (r)  "360 Common Stock account" means the account

     that was credited with units representing the common

     stock of Alltel Corporation before the remaining

     balance was transferred into the FON Tracking Stock

     Account and the PCS Tracking Stock account on November

     30, 1999.  The percentage of the 360 Common Stock

     account transferred to each account was based on the

     relative prices and trading volumes of FON Common Stock

     and PCS Common Stock for a period of time following the

     reclassification of the Sprint Common Stock.


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     SECTION 3.  Participation. Beginning March 9, 1993, no

new deferrals of compensation may be made under this Plan.

All amounts deferred and accrued under this Plan will be

unsecured liabilities of the Company or a Subsidiary  and

will not be funded with any specific assets of the Company

or any Subsidiary.

     SECTION 4.  Accounts.

          (a)  Prime rate account.  Interest equivalents

     will be credited on the balance in a Director's prime

     rate account at the end of each calendar quarter that

     ends before the commencement of distribution of the

     Director's prime rate account pursuant to Section 5(b),

     Section 5(c), Section 5(d) or Section 5(f), whichever

     occurs first, and (1) at the end of the month in which

     the Director's termination of service as a Director

     ("Termination") occurs if such month is not the last

     month in a quarter and if distribution is made

     following such Termination pursuant to Section 5(c), or

     (2) as of the Common Distribution Date (as defined in

     Section 5(b)) if distribution does not commence until

     after the Common Distribution Date.  For the purpose of

     crediting interest, (1) interest will be computed at

     the prime rate of interest in effect at Citicorp, N.A.,

     New York, New York during such period, and (2) the

     balance accrued in a Director's prime rate account

     during any period will be the average of the balances


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     in the Director's account at the beginning of each

     month during the period.

          (b)  FON Tracking Stock account. FON Units were

     credited to each Director's FON Tracking Stock account

     at the rate of one FON Unit for each Unit credited to

     such Director's Common Stock account at the close of

     business on November 23, 1998, to reflect the

     reclassification of the Sprint Common Stock.  FON Units

     were credited to each Director's FON Tracking Stock

     account as of November 30, 1998, in an amount

     representing 90.17144% of the balance in such

     Director's 360 Common Stock account as of that date.

     The FON Units credited to each Director's FON Tracking

     Stock Account as of the close of business on May 13,

     1999, were doubled to reflect the two-for-one stock

     split of the FON Common Stock.  On each record date for

     determination of shareowners entitled to receive a

     dividend on the outstanding shares of FON Common Stock,

     there will be credited to each FON Tracking Stock

     account that number of additional FON Units equal to

     the number of shares (and fraction of a share to the

     nearest one-hundredth) of FON Common Stock which could

     have been purchased at the Market Value of FON Common

     Stock on that date with the amount, if paid in cash, or

     the value, if paid in property (other than shares of

     FON Common Stock), of the dividend to be paid on a

     number (to the nearest one-hundredth) of shares of FON

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     Common Stock equal to the number of FON Units (to the

     nearest one-hundredth) in that account on such record

     date. Upon Termination, the Director's FON Tracking

     Stock account will be transferred into the Director's

     prime rate account as follows:  (1) the FON Tracking

     Stock account will be valued (the "FON Account Value")

     at the Market Value of the FON Common Stock on the last

     day of business in the month that the Termination

     occurs; (2) an amount equal to the FON Account Value

     will be credited to the prime rate account; and (3)

     interest equivalents will be credited on the balance in

     the prime rate account pursuant to the terms specified

     in Section 4(a).

          (c)  PCS Tracking Stock account. PCS Units were

     credited to each Director's PCS Tracking Stock account

     at the rate of one-half of a PCS Unit for each  Unit

     credited to such Director's Common Stock account at the

     close of business on November 23, 1998, to reflect the

     reclassification of Sprint Common Stock.  PCS Units

     were credited to each Director's PCS Tracking Stock

     account as of November 30, 1998, in an amount

     representing 9.82856% of the balance in such Director's

     360 Common Stock account as of that date.  On each

     record date for determination of shareowners entitled

     to receive a dividend on the outstanding shares of PCS

     Common Stock, there will be credited to each PCS

     Tracking Stock account that number of additional PCS

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     Units equal to the number of shares (and fraction of a

     share to the nearest one-hundredth) of PCS Common Stock

     which could have been purchased at the Market Value of

     PCS Common Stock on that date with the amount, if paid

     in cash, or the value, if paid in property (other than

     shares of PCS Common Stock), of the dividend to be paid

     on a number (to the nearest one-hundredth) of shares of

     PCS Common Stock equal to the number of PCS Units (to

     the nearest one-hundredth) in that account on such

     record date.  Upon Termination, the Director's PCS

     Tracking Stock account will be transferred into the

     Director's prime rate account as follows: (1) the PCS

     Tracking Stock account will be valued (the "PCS Account

     Value") at the Market Value of PCS Common Stock on the

     last day of business in the month that the Termination

     occurs; (2) an amount equal to the PCS Account Value

     will be credited to the prime rate account; and (3)

     interest equivalents will be credited on the balance in

     the prime rate account pursuant to the terms specified

     in Section 4(a).

          (d)  Transfers between Accounts. Within the

     limitations of this Section 4(d), a Director may elect,

     by executing and filing with the Company an Account

     Transfer Request, to (1) transfer all or any portion of

     his or her PCS Tracking  Stock account to his or her

     prime rate account or to his or her FON Tracking Stock

     account, (2) transfer all or any portion of his or her

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     FON Tracking Stock account to his or her prime rate

     account or to his or her PCS Tracking Stock account, or

     (3) transfer all or any portion of his or her prime

     rate account to his or her FON Tracking Stock account

     or to his or her PCS Tracking Stock account. Such

     election shall be effective on the last day of the

     calendar month in which the Company receives the

     executed Account Transfer Request.  The value of FON

     Units or PCS Units being transferred shall be

     determined by multiplying the number of FON Units or

     PCS Units being transferred (to the nearest one-

     hundredth) by the Market Value of one share of FON

     Common Stock or PCS Tracking Stock, as the case may be,

     on the effective date of the transfer.  If the transfer

     is being made from the FON Tracking  Stock account or

     the prime rate account to the PCS Tracking  Stock

     account, the value of the FON Units being transferred

     as above determined or the amount being transferred

     from the prime rate account will be divided by the

     Market Value of one share of the PCS Common Stock on

     the effective date of transfer to determine the number

     of PCS Units (to the nearest one-hundredth) to be

     credited to the PCS Tracking Stock account.  If the

     transfer is being made from the PCS Tracking Stock

     account or the prime rate account to the FON Tracking

     Stock account, the value of the PCS Units being

     transferred as above determined or the amount being

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     transferred from the prime rate account will be divided

     by the Market Value of one share of the FON Common

     Stock on the effective date of transfer to determine

     the number of FON Units (to the nearest one-hundredth)

     to be credited to the FON Tracking Stock account.

     SECTION 5.  Distributions.

          (a)  Except as provided in Section 5(b), the

     timing and manner of each distribution to a Director

     under the Plan shall be made pursuant to such

     Director's Valid Election, as defined in the following

     sentence. A "Valid Election" means an election by the

     Director which (i) is irrevocable except as provided in

     Section 5(g), (ii) is made in writing pursuant to such

     rules as the Committee may determine, and (iii)

     provides for a distribution pursuant to paragraphs (c)

     or (d).

          (b)  If a Director does not submit a Valid

     Election, upon the Director's Termination, the amount

     accrued in the Director's prime rate account will be

     distributed to the Director in a lump sum as soon as

     practicable after January 31 of the  calendar year

     following the calendar year in which the Director's

     Termination occurs (such January 31 is referred to

     herein as the "Common Distribution Date").

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          (c)  If the Director submits a Valid Election

     prior to the first day of the calendar year in which

     such Director's Termination occurs, distributions shall

     be paid under the Plan commencing after the date of the

     Director's Termination as follows:

          (i)  in a lump sum either as soon as practicable

               after the Director's Termination or as soon

               as practicable after the Common Distribution

               Date, as specified in the Valid Election; or

          (ii) in equal annual installment payments over a

               period from two (2) to twenty (20) years

               commencing as soon as practicable after the

               Director's Termination or as soon as

               practicable after the Common Distribution

               Date, as specified in the Valid Election.

               For purposes of determining the amount of

               each equal annual installment, the assumed

               rate of interest shall be the average of the

               rates calculated in accordance with Section

               4(a) for the 20 quarters preceding the date

               on which the distribution commences.

          (d)  If the Director submits a Valid Election on

     or after the first day of the calendar year in which

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     such Director's Termination occurs but prior to

     December 31 of the calendar year in which such

     Director's Termination occurs, pursuant to the terms of

     such Valid Election distributions shall be paid under

     the Plan commencing no earlier than the Common

     Distribution Date using one of the following methods:

          (i)  in a lump sum as soon as practicable after

               the Common Distribution Date; or

          (ii) in equal annual installment payments over a

               period specified in the Valid Election from

               two (2) to twenty (20) years commencing as

               soon as practicable after the Common

               Distribution Date.  For purposes of

               determining the amount of each equal annual

               installment, the assumed rate of interest

               shall be the average of the rates calculated

               in accordance with Section 4(a) for the 20

               quarters preceding the Common Distribution

               Date.

        (e)    All distributions of amounts accrued in a

     Director's deferred compensation account will be paid

     exclusively in cash.

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         (f)  In the event of a Director's death, any

     amounts to which the Director is entitled hereunder

     will be distributed to the Beneficiary(ies) entitled

     thereto:

           (i)   if installment payments have commenced

                 pursuant to Section 5(c)(ii) or Section

                 5(d)(ii), either (1) as a continuation of

                 the installment payments, or (2) in a lump

                 sum equal to the present value of the

                 remaining installments determined using

                 the same interest rate assumption used in

                 calculating the amount of the

                 installments, as provided in a Valid

                 Election;

           (ii)  if no distribution has taken place pursuant to

                 Section 5(c) or Section 5(d), either (1) in equal annual

                 installments over a period from two (2) to twenty (20)

                 years, using the same interest rate assumption set forth in

                 Section 5(c)(ii) to calculate the amount of each

                 installment, or (2) in a lump sum, as provided in a Valid

                 Election; or

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           (iii) if no provision is made in a Valid Election filed

                 with the Company or if all of the Beneficiaries designated by a Director predecease the Director, in a lump sum payment to the estate of the deceased Director as soon as

                 practicable following the death of the Director.

          (g)  Notwithstanding any provision to the contrary

     hereunder, at any time, the Director may change a Valid

     Election by electing to accelerate the date(s) of

     payment specified in such prior election, subject to

     the following circumstances:

             (i) the Committee in its sole discretion

                 consents to the change in Valid Election,

                 and

            (ii) the amounts that are subject to such

                 accelerated payment date(s) shall be

                 reduced by 6%.  Subject to the preceding

                 sentence, the calculation of the amount of

                 the accelerated payment(s) and the

                 calculation of such reduction shall be

                 made in the sole discretion of the

                 Committee.

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     SECTION 6.  Anti-Dilution.  In the event of any change

in capitalization which affects the FON Common Stock or the

PCS Common Stock, such as a stock dividend, a stock

distribution, a stock split-up or a subdivision or

combination of shares, such adjustments, if any, as the

Board in its discretion deems appropriate to reflect such

change shall be made with respect to the number of FON Units in each FON Tracking Stock account or the number of PCS

Units in each PCS Tracking Stock account, as the case may

be.

     SECTION 7.  Beneficiaries.

          (a)  A Director may, by filing a Beneficiary

     Designation with the Company during the Director's

     lifetime, designate (1) a Beneficiary or Beneficiaries

     to whom distribution of the Director's deferred

     compensation accounts will be made in the event of the

     Director's death prior to the full receipt of the

     Director's interests under this Plan, and (2) the

     proportions to be distributed to each such designated

     Beneficiary if there be more than one. Any such

     designation may be revoked or changed by the Director

     at any time and from time to time by filing a new

     Beneficiary Designation with the Company.  If a

     designated Beneficiary dies after the Director but

     prior to distribution of all that designated

     Beneficiary's proportionate share of the Director's

     interest under this Plan, the then remaining balance of

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     such share will be distributed in a lump sum payment to

     the estate of the designated Beneficiary.

          (b)  If the Company, after reasonable inquiry, is

     unable within one year to determine whether any

     designated Beneficiary did in fact survive the event

     that entitled such Beneficiary to receive distribution

     under this Plan, it will be conclusively presumed that

     such Beneficiary did in fact die prior to such event.

     SECTION 8.  Committee.  This Plan will be administered

by a Committee consisting of at least three (3) members

appointed by the Board of the Company, who are employees of

Sprint or a subsidiary of Sprint and who do not participate

in this Plan.

     Except as otherwise expressly provided in this Plan,

the Committee shall have full power and authority, within

the limits provided by this Plan:

          (a) to construe this Plan and make equitable

     adjustments for any mistakes or errors made in the

     administration of this Plan;

          (b) to determine all questions arising in the

     administration of this Plan, including the power to

     determine the rights of Directors participating in this

     Plan and their Beneficiaries and the amount of their

     respective interests;

          (c) to adopt such rules and regulations as it may

     deem reasonably necessary for the proper and efficient

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     administration of this Plan consistent with its

     purposes;

          (d) to enforce this Plan in accordance with its

     terms and with the rules and regulations adopted by the

     Committee; and

          (e) to do all other acts which in its judgment are

     necessary or desirable for the proper and advantageous

     administration of this Plan.

The Committee shall act by the vote or concurrence of a

majority of its members and shall maintain a written record

of its decisions and actions. All decisions and actions of

the Committee pursuant to the provisions of this Plan shall

be final and binding upon all persons affected thereby.  No

member of the Committee shall have any personal liability to anyone, either as such member or as an individual, for

anything done or omitted to be done in good faith in

carrying out the provisions of this Plan.

     SECTION 9.  Non-Alienation.  No right or benefit under

this Plan shall be subject to anticipation, alienation,

sale, assignment, pledge, encumbrance or charge, and any

attempt to anticipate, alienate, sell, assign, pledge,

encumber or charge the same shall be void. No right or

benefit under this Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits except such claims as may

be made by the Company or any Subsidiary.

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     SECTION 10.  Notice.  Any notice authorized or required

to be given to the Company under this Plan shall be deemed

given upon delivery in writing, signed by the person giving

the notice, to the Secretary of the Company or such other

officer as may be designated by the Board.

     SECTION 11. Plan Modifications. The Board of the

Company may at any time terminate this Plan or may, from

time to time, amend any provision of this Plan in such

manner and to such extent as it may, in its discretion, deem to be advisable. In the event this Plan is terminated, any

amount remaining in any Director's account will be

distributed in such manner as is determined by the Committee in its sole discretion.

     SECTION 12. Applicable Law.  This Plan shall be

governed by the law of the State of Kansas.